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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  ___________


                                    FORM 8-K



                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 April 30, 1999
                           -------------------------
                       (Date of earliest event reported)



                       Capital One Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                        1-13300              54-1719854
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(State of incorporation      (Commission File    (IRS Employer
or organization)             Number)             Identification No.)

2980 Fairview Park Drive
Suite 1300
Falls Church, Virginia                                        22042
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(Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:  (703) 205-1000
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Item 5.  Other Events.
         ------------

  See attached press release.


Item. 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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  99.1.  Press Release of the Company dated April 30, 1999.
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                                   SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.


                              CAPITAL ONE FINANCIAL CORPORATION



Dated:  April 30, 1999        By:   /s/ John G. Finneran, Jr.
                              ------------------------------
                              John G. Finneran, Jr.
                              Senior Vice President, General
                              Counsel & Corporate Secretary
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                                 EXHIBIT INDEX


            99.1  Press Release of the Company dated April 30, 1999.